TIFF INVESTMENT PROGRAM (“TIP”)

Supplement Dated June 13, 2016

to the Prospectus Dated April 29, 2016

This supplement provides new and additional information to the prospectus dated April 29, 2016.

The Board of Trustees of TIP (“Board”) recently approved (i) an amended and restated fee schedule with Kopernik Global Investors LLC (“Kopernik”), an existing manager that manages assets on behalf of TIFF Multi-Asset Fund (“Multi-Asset Fund” or “MAF”); and (ii) money manager agreements between TIP and each of TB Alternative Assets Ltd. (“Trustbridge”), TPH Asset Management LLC (“TPH”), and Neuberger Berman Asia Limited (“Neuberger”), new money managers managing assets on behalf of Multi-Asset Fund.

The following paragraph is added under the heading “Money Managers and Their Strategies” on page 14 of the prospectus, after the description of Mondrian Investment Partners Limited and before the description of Shapiro Capital Management LLC:

Neuberger Berman Asia Limited has a research-intensive, fundamentally-driven, bottom-up approach to investing in equity securities of companies in China. The manager focuses on understanding key issues that affect valuation and identifying investments they believe are undervalued. Generally, the manager seeks to invest in companies that have strong recurring operating cash flows where revenues and earnings are growing from their core businesses versus relying on new products in untested markets. The equity securities held in the portfolio may include stocks, depositary receipts, and equity-linked instruments.

The following paragraphs are added under the heading “Money Managers and Their Strategies” on page 14 of the prospectus, after the description of Southeastern Asset Management, Inc. and before the description of TIFF Advisory Services, Inc.:

TB Alternative Assets Ltd. manages a greater China equity mandate utilizing fundamental research to identify industries of interest. Seeking companies offering sustainable growth, the manager analyzes the trends, landscapes and dynamics of identified industries, most recently those primarily in the consumer, technology, and healthcare industries. The manager focuses on catalysts, which may be market driven or sector or company specific, that are not expected to change the fundamental value of the investment targets but cause meaningful price dislocation due to different market participants’ perception, knowledge, expectations and characteristics. The equity securities held in the portfolio may include stocks, depositary receipts, and equity-linked instruments.

TPH Asset Management LLC utilizes a long only investment strategy and invests primarily in the equity securities of companies that are principally engaged in the energy midstream and infrastructure industries. The manager invests primarily in energy-related partnerships and their affiliates (master limited partnerships or MLPs) and in other companies that, as their primary businesses, operate assets used in the transportation, gathering, processing, storing, refining, distributing, exploration or marketing of crude oil, refined petroleum products, natural gas and other natural resources. The manager conducts fundamental research to independently value the hard assets underlying MLPs to identify those trading at a discount to fair market value.

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The following information replaces the paragraph regarding TIFF Advisory Services, Inc. under the heading “Money Managers and Their Strategies” on page 14 of the prospectus:

TIFF Advisory Services, Inc. primarily invests in futures contracts and other derivative instruments, duration investments, exchange-traded and open-ended funds, and other securities and financial instruments, including US Treasury obligations, in accordance with the fund’s investment objective, policies, and restrictions. TAS may also oversee portfolio investments that are designed to track closely the returns of third-party or customized indices or that provide indirect exposure to the investment programs of other independent money managers, usually through total return swaps. As the fund’s primary adviser, TAS may seek to enhance returns, mitigate risks, adjust asset allocations, gain market exposure, manage cash, or otherwise pursue the fund’s performance objective. TAS also selects acquired fund investments for Multi-Asset Fund.

The heading “Acquired Funds” on page 15 of the prospectus is revised to read “Acquired Funds and Synthetic Exposures” and the following information is added as a new paragraph at the end of such section on page 15 of the prospectus:

Multi-Asset Fund may also enter into derivative transactions, such as total return swaps, to obtain exposure to money managers from which separate account management or acquired fund investment is not available to, or may be undesirable for, Multi-Asset Fund. Similar to an investment in an acquired fund, Multi-Asset Fund will bear the costs of such derivative transactions, including any fees paid to the counterparty and certain fees of the underlying investment program. Such costs will reduce the total return of the derivative. Multi-Asset Fund is also subject indirectly to the risks of the underlying investment program, including as a result of any leverage, short sales or derivatives used in such program.

The following information replaces similar disclosures under the heading “Performance-Based Fees” on page 23 of the prospectus:

Performance-Based Fees. Some of the money managers are compensated for their services using a performance-based fee arrangement. For these managers, the performance-based fee is generally a specified percentage of the amount by which the return generated by the money manager’s portfolio exceeds the return of the portfolio’s benchmark or a specified percentage of the net appreciation of the manager’s portfolio over a hurdle, in certain cases subject to a high water mark, a performance fee cap, or the recovery of prior years’ losses, if any. Total returns are generally computed over rolling time periods of varying lengths and are in most cases determined gross of fund expenses and fees, except custodian transaction charges and, in certain cases, the management fee and/or performance-based fee applicable to the money manager’s account. In a few cases, the performance-based fee arrangements specify a minimum fee (floor) and a maximum fee (cap), each expressed as a percentage of assets, and a fee formula that embodies the concept of a ‘‘fulcrum’’ fee (i.e., a fee midway between the minimum and the maximum). In such cases, actual fees paid to such money managers are proportionately related to performance above or below the fulcrum point. The formula is designed to augment the fee if the portfolio’s excess return (i.e., its actual return less the total return of the portfolio’s benchmark) exceeds a specified level and to reduce the fee if the portfolio’s excess return falls below this level. Fee formulas are normally expressed in basis points, where a basis point is 1/100th of one percent.

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The following information replaces the paragraph regarding Kopernik Global Investors, LLC in the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 25 of the prospectus:

Kopernik Global Investors, LLC (Two Harbour Place, 302 Knights Run Avenue, Suite 1225, Tampa, FL 33602) is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 0.10% per year on all assets comprising the portfolio. For the performance-based fee, Kopernik receives 20% of the amount by which the performance of its Multi-Asset Fund portfolio exceeds the performance of the MSCI All Country World Index, calculated over 12-month periods ending each December 31. Prior to June 1, 2016, Kopernik was compensated based on assets and the manager received 0.65% per year on the first $50 million of “TIFF assets,” 0.60% per year on the next $100 million of “TIFF assets,” 0.55% per year on the next $100 million of “TIFF assets,” and 0.50% per year on all remaining “TIFF assets” in excess of $250 million. For purposes of the prior fee schedule, “TIFF assets” meant the daily average over the applicable period of Multi-Asset Fund assets and the assets of any other funds or accounts advised by TAS or its affiliates that are managed by Kopernik or its affiliates. David Iben (Managing Member and Chief Investment Officer) founded Kopernik in 2013. Prior to founding Kopernik, he was a director and head of the Global Value team for Vinik Asset Management from 2012 to 2013. Previous to that, Mr. Iben was executive managing director, chief investment officer, co-president and portfolio manager of Tradewinds Global Investors, LLC, an investment firm, from 2006 through 2012.

The following paragraph is added to the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 26 of the prospectus, after the description of Mondrian Investment Partners Limited and before the description of Shapiro Capital Management LLC:

Neuberger Berman Asia Limited (Suites 2007-2020, 20th Floor, Jardine House, 1 Connaught Place, Central, Hong Kong) is compensated based on assets. The manager receives 0.90% per year on the first $100 million of its portfolio, 0.80% per year on the next $100 million, and 0.60% per year on amounts above $200 million. Yulin (Frank) Yao (Senior Portfolio Manager, Managing Director) and Lihui Tang (Portfolio Manager, Managing Director) have been employed by Neuberger Berman Asia Limited since 2008. Neuberger began managing assets for MAF in June 2016.

The following paragraphs are added to the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 27 of the prospectus, after the description of Southeastern Asset Management, Inc. and before the description of TIFF Advisory Services, Inc.:

TB Alternative Assets Ltd. (2001, Agricultural Bank of China Tower, 50 Connaught Road Central, Hong Kong) is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 0.75% per year on all assets comprising the portfolio. For the performance-based fee, the manager receives 15% of the amount by which the performance of its Multi-Asset Fund portfolio exceeds the performance of a blended benchmark comprised of 50% MSCI China Index and 50% CSI 300 Index, rebalanced monthly, calculated over twelve (12) month periods ending each December 31. Shujun Li (Founder, Portfolio Manager, Managing Partner) founded Trustbridge Partners, an affiliate of TB Alternative Assets Ltd., in 2006. Prior to founding Trustbridge Partners, he was CFO of Shanda Interactive Entertainment from 2002 through 2006. Feng Ge (Managing Partner) joined Trustbridge Partners, an affiliate of TB Alternative Assets Ltd., in 2010, and prior to that, he was a Managing Director for Columbia Investment Management Company focusing on emerging markets, asset allocation and risk management from 2003 through 2010. Trustbridge began managing assets for MAF in June 2016.

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TPH Asset Management LLC (Heritage Plaza, 1111 Bagby, Suite 4920, Houston, TX 77002) is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 1.00% per year if “TIFF net contributed assets” are less than $70 million, 0.65% per year if “TIFF net contributed assets” are between $70 million and $125 million, or 0.55% per year if “TIFF net contributed assets” exceed $125 million. For purposes of this calculation, “TIFF net contributed assets” means the assets contributed by Multi-Asset Fund plus the assets contributed by other funds or accounts advised by TAS or its affiliates to separate accounts or pooled investment vehicles managed by TPH or its affiliates pursuant to a similar investment strategy, net of withdrawals of such contributions (excluding withdrawals of income or gains). For the performance-based fee, TPH receives 20% of the amount by which the ending value of its Multi-Asset Fund portfolio exceeds the greater of (i) the ending value of a benchmark account based on the performance of the Alerian MLP Total Return Index or (ii) the portfolio’s high water mark. Diego Kuschnir (Portfolio Manager) has eighteen years of energy financial services experience across the energy infrastructure spectrum. Prior to joining TPH Asset Management in 2012, he was the Co-Founder and Portfolio Manager for an energy infrastructure-focused hedged equity strategy, EQ Capital Partners ("EQC") from 2009 through 2012. Before launching the EQC Fund, Mr. Kuschnir was a Director in Barclays Capital Energy Investment Banking Division from 1998 through 2009, focused on master limited partnership (MLP) and utilities sectors across equity, bond, and loan markets. TPH began managing assets for MAF in June 2016.

Please retain this supplement with your records.

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